AMENDMENT NUMBER ONE TO
                           LOAN AND SECURITY AGREEMENT


         THIS  AMENDMENT  NUMBER  ONE  TO  LOAN  AND  SECURITY  AGREEMENT  (this
"Amendment"), is entered into as of July 17, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DISCOVERY ZONE, INC., a Delaware corporation ("Borrower"), with its chief executive office located at 565 Taxter Road, Fifth Floor, Elmsford, New York 10523.

This Amendment is entered into with reference to the following facts:

         A. Foothill and Borrower  heretofore entered into that certain Loan and
         Security   Agreement,   dated  as  of  March  31,   1998   (herein  the
         "Agreement");

         B. Borrower has requested Foothill to consent to Borrower's issuance of new 13 1/2% Senior Collateralized Notes due 2002 in the original principal amount not to exceed $20,000,000, and to amend the Agreement to permit the foregoing transaction;

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

         NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

         1. Amendments to the Agreement.

            a. Section 1.1 of the Agreement hereby is amended by adding or modifying, as the case may be, the following definitions:

         "First Amendment Date" means July 17, 1998.

         "Loan Documents" means this Agreement, the Letters of Credit, the Stock Pledge Agreement, the Trademark Security Agreement, the Guaranty, the Guarantor Security Agreement, the Intercreditor Agreement, the Disbursement Letter, the Concentration Account Agreements, the Collateralized Notes Intercreditor Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.


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                                        2


         "Permitted Indebtedness" means:

               (a) Indebtedness incurred by the Obligors in connection with or arising out of Capital Lease Obligations or Purchase Money Obligations; provided that the aggregate principal amount at any one time outstanding of all such Capital Lease Obligations and Purchase Money Obligations does not exceed $5,000,000;

              (b) Indebtedness owed by Borrower to any Subsidiary of Borrower for so long as (i) any such Indebtedness is held by a Subsidiary of Borrower, (ii) any such Indebtedness shall not be secured by a Lien on any asset of Borrower or its Subsidiaries, and (iii) any such Indebtedness shall be subordinated, pursuant to a written agreement, to Borrower's obligations under this Agreement; provided, however, that, as of any date that (1) any Person other than a Subsidiary of Borrower owns or holds any such Indebtedness of Borrower or (2) any such Indebtedness of Borrower is secured by a Lien on any asset of Borrower or its Subsidiaries, any such date shall be deemed the date of incurrence of Indebtedness not constituting Permitted Indebtedness;

               (c) Indebtedness of any Subsidiary of Borrower to Borrower or to any other Subsidiary of Borrower for so long as (i) such Indebtedness is held by Borrower or a Subsidiary of Borrower, (ii) any such Indebtedness from any Subsidiary of Borrower to Borrower in excess of $500,000 in aggregate principal amount shall be evidenced by a written promissory note or other instrument in form and substance reasonably satisfactory to Foothill, and (iii) any such Indebtedness shall not be secured by a Lien on any asset of any Subsidiary of Borrower held by a Person other than Borrower or a Subsidiary of Borrower; provided, however, that, as of any date that (1) any Person other than Borrower or a Subsidiary of Borrower owns or holds such Indebtedness or (2) any such Indebtedness is secured by a Lien on any asset of Borrower or its Subsidiaries held by any Person other than Borrower or a Subsidiary of Borrower, any such date shall be deemed the date of incurrence of Indebtedness not constituting Permitted Indebtedness;

               (d) Interest Swap Obligations of Borrower covering Indebtedness of Borrower or any of its Subsidiaries and Interest Swap Obligations of any Subsidiary covering Indebtedness of such Subsidiary; provided, however, that such Interest Swap Obligations are entered into to protect Borrower and its Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this Agreement to the extent the notional principal amount of such Interest Swap Obligation does not exceed the principal amount of the Indebtedness to which such Interest Swap Obligation relates;

               (e) Indebtedness of Borrower outstanding on the Closing Date pursuant to the McDonald's Secured Note, the McDonald's Rent Deferral Secured Notes (including Indebtedness resulting from future rent deferrals to the extent and in the manner contemplated by the McDonald's Rent Deferral Secured Notes as in effect on the Closing



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                                        3

         Date)and the Pre-petition Tax Payables, as reduced by the amount of any prepayments permitted by this Agreement or scheduled amortization payments when actually paid or by any permanent reductions thereof;

               (f) Indebtedness of Borrower outstanding on the Closing Date incurred under the Subordinated Creditor Indenture; and

               (g) up to $20,000,000 of Indebtedness of Borrower outstanding on the First Amendment Date incurred under the Collateralized Notes Indenture.

         "Collateralized Notes Intercreditor Agreement" means that certain Intercreditor Agreement among Foothill and Collateralized Notes Subordinated Creditor, and acknowledged by Borrower in form and substance satisfactory to Foothill, in its sole discretion.

         "Collateralized Notes Indenture" means that certain Indenture, dated as of July 14, 1998 among Borrower, as issuer, the subsidiary guarantor's named therein, and Firstar Bank of Minnesota, N.A., as trustee (as such agreement may be amended, modified, supplemented, refinanced, or replaced from time to time in accordance with the provisions of this Agreement and the Intercreditor
Agreement) in form and substance satisfactory to Foothill, in its sole discretion.

         "Collateralized Notes Subordinated Creditor" means Firstar Bank of Minnesota, N.A. in its capacity as trustee and collateral agent.

         2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         3. Conditions Precedent to Amendment. The satisfaction of each of the following, on or before July 31, 1998, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

              a. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

              (1) this Amendment;


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                                        4


               (2) the Reaffirmation and Consent (as hereinafter defined); and

               (3) the Collateralized Notes Intercreditor Agreement.

               b. Foothill shall have received a copy of the Collateralized Notes Indenture, certified by the Secretary of Borrower as being true, correct, and complete; which Collateralized Notes Indenture shall be in form and substance satisfactory to Foothill in its sole discretion (it being understood that the Indebtedness issued pursuant to the Collateralized Notes Indenture shall (1) be on terms and conditions at least as favorable to Borrower as the terms and conditions of the Subordinated Creditor Indenture, and (2) require the establishment of an interest reserve for a period coterminus with the interest reserve created pursuant to the Subordinated Creditor Indenture);

               c. Borrower shall have received not less than $7,500,000 in Net Issuance Proceeds from an issuance of equity securities of Borrower, which such equity securities may be shares of Borrower's common Stock or preferred Stock, the terms of any such preferred Stock to be satisfactory to Foothill.

               d. Foothill shall have received an opinion of Borrower's counsel with respect to Borrower's execution, delivery, and performance of this Amendment and the Collateralized Notes Indenture, in form and substance satisfactory to Foothill in its sole discretion;

               e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

         4. Reaffirmation and Consent. Concurrently herewith, Borrower shall cause each current Guarantor to execute and deliver to Foothill the Reaffirmation and Consent attached hereto as Exhibit "A" (the "Reaffirmation and Consent").

         5.  Further   Assurances.   Borrower  shall  execute  and  deliver  all
agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as


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                                        5

Foothill reasonably may request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

         6. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

         7. Miscellaneous.

            a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

            b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

            c. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                           [Signature page to follow.]


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                                        6

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                               DISCOVERY ZONE, INC.,
                                               a Delaware corporation


                                               By:/s/ Scott W. Bernstein
                                                  --------------------------
                                               Title: President and CEO
                                                     -----------------------




                                               FOOTHILL CAPITAL CORPORATION,
                                               a California corporation

                                               By:/s/ Bruce Rivers
                                                  --------------------------

                                               Title:   Vice President
                                                     -----------------------

                                    EXHIBIT A

                            Reaffirmation and Consent

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan and Security Agreement dated as of July 14, 1998 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the Guaranty.

                                          DISCOVERY ZONE (CANADA) LIMITED
                                          a corporation organized under the
                                            laws of Canada


                                          By: /s/ Scott W. Bernstein
                                             -----------------------

                                          Title:   President and CEO
                                                --------------------